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Exhibit 5.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in this Registration Statement on Form F-10 of Suncor Energy Inc. of our report dated February 28, 2019 relating to the financial statements. We also consent to the reference to us under the heading "Auditors" in the prospectus contained in such registration statement.

/s/ PRICEWATERHOUSECOOPERS LLP Chartered Professional Accountants Calgary, Alberta, Canada May 22, 2020

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  Exhibit 5.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM